Exhibit 99.1

September 3, 2013

Securities and Exchange Commission
450 5th Street NW
Washington, DC 20549

Ladies and Gentlemen:

We have read the statements of Security National Financial Corporation, Inc., included under Item 4.01 of Form 8-K, with respect to this firm’s resignation as the registered independent accounting firm of Security National Financial Corporation, Inc. that occurred on September 1, 2013.  We agree with the statements made in response to that Item insofar as they relate our firm.

Sincerely,

Hansen, Barnett & Maxwell